IMMULABS CORPORATION

                                Filing Type: 8-K
                           Description: Current Report
                          Filing Date: October 16, 2002
                          Period End: October 16, 2002

            Primary Exchange: Over the Counter Includes OTC and OTCBB
                                  Ticker: IMLB









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                                Table of Contents

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                                       8-K

ITEM 5.....................................................................1










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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 28, 2002


                              IMMULABS CORPORATION
             (Exact name of registrant as specified in its charter)



         Colorado                     0-26760                    84-1286065
 (State of Incorporation)          (Commission               (I.R.S   Employer
                                   File Number)              Identification No.)


              Suite 132-3495 Cambie St. Vancouver BC Canada V5Z 4R3
                 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code      (604) 696-0073





         (Former name, former address and former fiscal year,
                         if changed since last report.)

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ITEM 5.  OTHER EVENTS.

         As of September 30, 2002, the Company's address of record has been changed to Suite 132-3495 Cambie St. Vancouver BC Canada V5Z 4R3. Phone number has been changed to 604-696-0073. Fax number has been changed to 604-696-0074. Bruce Deildal has resigned as Officer and Director of the Company. Ben Traub has been appointed as Director and President and CEO of the Company.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Date: October 10, 2002

                                       IMMULABS CORPORATION




















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                                       By: /s/ Ben Traub
                                          ------------------
                                          Ben Traub
                                          Director